UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  September 26, 2005
                                                -------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-FLD1
--------------------------------------------------------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
             (Exact name of registrant as specified in its charter)

        Delaware                   333-121990-05                13-3475488
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                                 270 Park Avenue
                            New York, New York 10017
--------------------------------------------------------------------------------
                  (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code   (212) 834-3850
                                                  ------------------------------
                                      N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Mortgage Acquisition Corp. 2005-FLD1 Asset Backed Pass-Through Certificates, Series 2005-FLD1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005, among J.P. Morgan Acceptance Corporation I, as Depositor, J.P. Morgan Mortgage Acquisition Corp., as Seller, JPMorgan Chase Bank, N.A. as Securities Administrator and Servicer, and U.S. Bank N.A, as Trustee.

   On September 26, 2005 distributions were made to the certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

               Statement to Certificateholders on September 26, 2005,
                 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

               J.P. Morgan Mortgage Acquisition Corp. 2005-FLD1
               Asset Backed Pass-Through Certificates, Series 2005-FLD1

                     JPMORGAN CHASE BANK, N.A, not in its individual capacity but solely as Securities Administrator and Servicer under the Agreement referred to herein

                     By:     /s/  Diane E. Wallace
                             --------------------------------------------
                     Name:   Diane E. Wallace
                     Title:  Vice President

                     Date:   September 27, 2005

        Exhibit Index

      99.1     Statement to Certificateholders on September 26, 2005



                                  Exhibit 99.1


                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-FLD1
                        STATEMENT TO CERTIFICATEHOLDERS
                                September 26, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              PRINCIPAL                                                   REALIZED  DEFERRED      PRINCIPAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1          493,039,000.00     475,744,812.53  18,357,888.41    1,590,573.49   19,948,461.90    0.00      0.00       457,386,924.12
A2          313,609,000.00     313,609,000.00           0.00    1,087,526.32    1,087,526.32    0.00      0.00       313,609,000.00
A3            6,749,000.00       6,749,000.00           0.00       24,063.93       24,063.93    0.00      0.00         6,749,000.00
M1           41,494,000.00      41,494,000.00           0.00      151,268.68      151,268.68    0.00      0.00        41,494,000.00
M2           38,303,000.00      38,303,000.00           0.00      140,657.13      140,657.13    0.00      0.00        38,303,000.00
M3           22,875,000.00      22,875,000.00           0.00       84,612.08       84,612.08    0.00      0.00        22,875,000.00
M4           20,747,000.00      20,747,000.00           0.00       79,138.28       79,138.28    0.00      0.00        20,747,000.00
M5           18,087,000.00      18,087,000.00           0.00       69,474.18       69,474.18    0.00      0.00        18,087,000.00
M6           18,087,000.00      18,087,000.00           0.00       70,117.27       70,117.27    0.00      0.00        18,087,000.00
M7           15,427,000.00      15,427,000.00           0.00       66,387.52       66,387.52    0.00      0.00        15,427,000.00
M8           15,427,000.00      15,427,000.00           0.00       69,130.10       69,130.10    0.00      0.00        15,427,000.00
M9           12,768,000.00      12,768,000.00           0.00       62,322.03       62,322.03    0.00      0.00        12,768,000.00
M10          11,704,000.00      11,704,000.00           0.00       64,670.33       64,670.33    0.00      0.00        11,704,000.00
P                   100.00             100.00           0.00      265,444.36      265,444.36    0.00      0.00               100.00
R                     0.00               0.00           0.00            0.00            0.00    0.00      0.00                 0.00
TOTALS    1,028,316,100.00   1,011,021,912.53  18,357,888.41    3,825,385.70   22,183,274.11    0.00      0.00       992,664,024.12
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              NOTIONAL                                                   REALIZED  DEFERRED       NOTIONAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
C         1,063,959,855.98   1,046,664,467.71           0.00    2,223,392.35    2,223,392.35    0.00      0.00     1,028,306,579.30
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------   -----------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                   PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------   -----------------------
                        BEGINNINNG                                                               ENDING                CURRENT PASS-
CLASS     CUSIP         PRINCIPAL         PRINCIPAL         INTEREST              TOTAL        PRINCIPAL        CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   -----------------------
A1       46626LAQ3      964.92328706    37.23415067        3.22606019          40.46021086      927.68913640     A1      3.761250 %
A2       46626LAR1    1,000.00000000     0.00000000        3.46777777           3.46777777    1,000.00000000     A2      3.901250 %
A3       46626LAS9    1,000.00000000     0.00000000        3.56555490           3.56555490    1,000.00000000     A3      4.011250 %
M1       46626LAT7    1,000.00000000     0.00000000        3.64555550           3.64555550    1,000.00000000     M1      4.101250 %
M2       46626LAU4    1,000.00000000     0.00000000        3.67222228           3.67222228    1,000.00000000     M2      4.131250 %
M3       46626LAV2    1,000.00000000     0.00000000        3.69888874           3.69888874    1,000.00000000     M3      4.161250 %
M4       46626LAW0    1,000.00000000     0.00000000        3.81444450           3.81444450    1,000.00000000     M4      4.291250 %
M5       46626LAX8    1,000.00000000     0.00000000        3.84111130           3.84111130    1,000.00000000     M5      4.321250 %
M6       46626LAY6    1,000.00000000     0.00000000        3.87666667           3.87666667    1,000.00000000     M6      4.361250 %
M7       46626LAZ3    1,000.00000000     0.00000000        4.30333312           4.30333312    1,000.00000000     M7      4.841250 %
M8       46626LBA7    1,000.00000000     0.00000000        4.48111104           4.48111104    1,000.00000000     M8      5.041250 %
M9       46626LBB5    1,000.00000000     0.00000000        4.88111137           4.88111137    1,000.00000000     M9      5.491250 %
M10      46626LBC3    1,000.00000000     0.00000000        5.52548958           5.52548958    1,000.00000000     M10     6.216176 %
P        N/A          1,000.00000000     0.00000000  2,654,443.600000     2,654,443.600000    1,000.00000000     P       0.000000 %
TOTALS                  983.18203180    17.85237867       3.72004844           21.57242711      965.32965313
------------------------------------------------------------------------------------------   -------------   -----------------------
                        BEGINNINNG                                                               ENDING               CURRENT PASS-
CLASS     CUSIP         NOTIONAL         PRINCIPAL          INTEREST              TOTAL          NOTIONAL       CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   -----------------------
C                       983.74432252     0.00000000        2.08973331           2.08973331      966.49001701     C       0.000000 %
------------------------------------------------------------------------------------------   -------------   -----------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858

Principal Funds:
                         Scheduled Principal Payments                                                                296,763.35
                         Principal Prepayments                                                                    17,921,804.62
                         Curtailments                                                                                136,928.75
                         Cutailment Interest Adjustments                                                               2,391.69
                         Repurchase Principal                                                                              0.00
                         Substitution Amounts                                                                              0.00
                         Net Liquidation Proceeds                                                                          0.00
                         Other Principal Adjustments                                                                       0.00

Interest Funds:
                         Gross Interest                                                                            6,223,696.73
                         Servicing Fees                                                                              436,001.94
                         Trustee Fees includes Custodian Fees                                                          4,361.10

Total Available Remittance Amount                                                                                 24,141,222.10
                         Principal Remittance Amount                                                              18,357,888.41
                         Interest Remittance Amount                                                                5,783,333.69

Prepayment Penalties:
                         Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected                   47
                         Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected        6,922,025.63
                         Amount of Prepayment Penalties Collected                                                    265,444.36

Pool Detail:
                         Beginning Number of Loans Outstanding                                                            5,777
                         Ending Number of Loans Outstanding                                                               5,687

                         Beginning Aggregate Loan Balance                                                      1,046,664,467.71
                         Ending Aggregate Loan Balance                                                         1,028,306,579.30

                         Current Advances                                                                                  0.00
                         Aggregate Advances                                                                                0.00

                         Weighted Average Net Mortgage Rate                                                           6.63059 %
                         Weighted Average Maturity                                                                          348

                                                 Group 1
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                        42            6,584,451.66                   0.64 %
                                                2 Month                        25            3,964,543.19                   0.39 %
                                                3 Month                         1               50,273.16                   0.00 %
                                                 Total                         68           10,599,268.01                   1.03 %
                                                * Delinquent Bankruptcies and Foreclosures are not included in the table above.

                        Bankruptcies
                                               Group
                                               Number  Number of Loans    Principal Balance   Percentage
                                                 1              14             1,760,696.69   0.17%

                                                Bankruptcy Reporting:
                         Number of Bankruptcy Loans that are Current                                                           13
                         Principal Balance of Bankruptcy Loans that are Current                                      1,669,904.09
                         Number of Bankruptcy Loans that are 1 Month Delinquent                                                 0
                         Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                                   0.00
                         Number of Bankruptcy Loans that are 2 Months Delinquent                                                1
                         Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                             90,792.60
                         Number of Bankruptcy Loans that are 3+ Months Delinquent                                               0
                         Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                                 0.00
                         Total Number of Bankruptcy Loans                                                                      14
                         Total Principal Balance of Bankruptcy Loans                                                 1,760,696.69

                        Foreclosures
                                               Group
                                               Number  Number of Loans    Principal Balance   Percentage
                                                 1              0               0.00            0.00%
                                                                                           %

                                                Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                                           0
                         Principal Balance of Foreclosure Loans that are Current                                             0.00
                         Number of Foreclosure Loans that are 1 Month Delinquent                                                0
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                                  0.00
                         Number of Foreclosure Loans that are 2 Months Delinquent                                               0
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent                                 0.00
                         Number of Foreclosure Loans that are 3+ Months Delinquent                                              0
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                                0.00
                         Total Number of Foreclosure Loans                                                                      0
                         Total Principal Balance of Foreclosure Loans                                                        0.00

                        REO Properties
                                               Group
                                               Number  Number of Loans    Principal Balance   Percentage
                                                 1              0               0.00            0.00%

                                                REO Reporting:
                         Number of REO Loans that are Current                                                                   0
                         Principal Balance of REO Loans that are Current                                                     0.00
                         Number of REO Loans that are 1 Month Delinquent                                                        0
                         Principal Balance of REO Loans that are 1 Month Delinquent                                          0.00
                         Number of REO Loans that are 2 Months Delinquent                                                       0
                         Principal Balance of REO Loans that are 2 Months Delinquent                                         0.00
                         Number of REO Loans that are 3+ Months Delinquent                                                      0
                         Principal Balance of REO Loans that are 3+ Months Delinquent                                        0.00
                         Total Number of REO Loans                                                                              0
                         Total Principal Balance of REO Loans                                                                0.00

                        Liquidated Mortgage Loans occurred in this distribution

                                               Group
                                               Number  Number of Loans    Principal Balance   Percentage
                                                 1              0          17,921,804.62        1.74%
                                               Total            0          17,921,804.62        1.74%

                        Realized Loss by Group

                        Group Number    Current Loss    Cumulative Loss    Ending Balance    Balance of          Net Liquidation
                                                                                             Liquidated Loans     Proceeds
                                1               0.00            0.00       1,028,306,579.30     0.00                    0.00
                              Total             0.00            0.00       1,028,306,579.30     0.00                    0.00

Loss Detail:

                         Current Realized Losses - Reduced by Recoveries                                                     0.00
                         Cumulative Realized Losses - Reduced by Recoveries                                                  0.00

                         Current Applied Losses                                                                              0.00
                         Cumulative Applied Losses                                                                           0.00

Trigger Event                                                                                                                  NO
                         TEST I - Trigger Event Occurrence                                                                     NO
                         (Delinquency % > 34% of of Senior Enhancement Percetage ?)
                         34% of of Senior Enhancement Percetage                                                         8.28459 %
                         OR
                         TEST II - Trigger Event Occurrence                                                                    NO
                         (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                         Cumulative Realized Losses as % of Original Loan Bal                                           0.00000 %
                         Required Cumulative Loss %                                                                     0.00000 %

O/C Reporting
                         Targeted Overcollateralization Amount                                                       5,642,655.18
                         Ending Overcollateralization Amount                                                         5,642,655.18
                         Ending Overcollateralization Deficiency                                                             0.00
                         Overcollateralization Release Amount                                                                0.00
                         Monthly Excess Interest                                                                     2,223,392.35
                         Payment to Class C                                                                          2,223,392.35

Certificate Interest Shortfall Detail:
Interest Carry Forward:
                         Interest Carryforward Balance with respect to such Distribution Date
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Interest Carryforward Amount Paid This Period                                                       0.00
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00


                         Interest Carryforward Amount Occured This Period                                                    0.00
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Remaining Interest Carryforward Amount
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00
Net Wac Reserve Fund Account:
                         Beginning Balance                                                                               1,000.00
                         Additions to the Net Wac Reserve Fund                                                               0.00
                         Divident Earnings on the Net Wac Reserve Fund                                                       0.00
                         Withdrawals from the Net Wac Reserve Fund                                                           0.00
                         Ending Balance                                                                                  1,000.00


Net Wac Reserve Carryover:
                         Interest Carryover Balance with respect to such Distribution Date
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Interest Carryover Amount Occured This Period
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                               4,422.28

                         Interest Carryover Amount Paid This Period
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Remaining Interest Carryover Amount
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                               4,422.28


Non-Supported Interest Shortfall:
                         Net Prepayment Interest Shortfall Allocated to Class A-1                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class A-2                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class A-3                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-1                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-2                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-3                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-4                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-5                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-6                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-7                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-8                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-9                                            0.00
                         Net Prepayment Interest Shortfall Allocated to Class M-10                                           0.00
                         Net Prepayment Interest Shortfall Allocated to Class C                                              0.00

                         Relief Act Interest Shortfall Allocated to Class A-1                                                0.00
                         Relief Act Interest Shortfall Allocated to Class A-2                                                0.00
                         Relief Act Interest Shortfall Allocated to Class A-3                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-1                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-2                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-3                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-4                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-5                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-6                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-7                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-8                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-9                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-10                                               0.00
                         Relief Act Interest Shortfall Allocated to Class C                                                  0.00

Available Net Funds Cap to Libor Certificates                                                                            6.216176

One-Month LIBOR for Such Distribution Date                                                                               3.641250

LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                         Class A-1                                                                                       3.761250
                         Class A-2                                                                                       3.901250
                         Class A-3                                                                                       4.011250
                         Class M-1                                                                                       4.101250
                         Class M-2                                                                                       4.131250
                         Class M-3                                                                                       4.161250
                         Class M-4                                                                                       4.291250
                         Class M-5                                                                                       4.321250
                         Class M-6                                                                                       4.361250
                         Class M-7                                                                                       4.841250
                         Class M-8                                                                                       5.041250
                         Class M-9                                                                                       5.491250
                         Class M-10                                                                                      6.641250


Reduction of Certificate Principal Amounts due to Applied Loss Amounts
Deferred Amounts Detail:
                         Deferred Amount with respect to such Distribution Date
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Deferred Amount Paid This Period                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Deferred Amount Occured This Period                                                                 0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Remaining Deferred Amount
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

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